SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

HOPFED BANCORP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-23667	61-1322555
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2700 Fort Campbell Boulevard, Hopkinsville, Kentucky	42240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (270) 885-1171

Item 9. Regulation FD Disclosure (Provided Under Item 12)

The following information is furnished pursuant to Item 12 (“Results of Operations and Financial Condition”) of Form 8-K in accordance with the interim guidance provided by Securities and Exchange Commission Release No. 33-8216.

On April 30, 2003, the Registrant announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPFED BANCORP, INC.

DATE:	April 30, 2003	By:	/s/ JOHN E. PECK
John E. Peck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated April 30, 2003, issued by the Registrant.